UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant    ☒    Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Under Rule 14a-12
Myriad Genetics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(j)(1) and 0-11.

Your **Vote** Counts!

MYRIAD GENETICS, INC.

2022 Annual Meeting
Vote by June 1, 2022
11:59 PM ET

MYRIAD GENETICS, INC.
ATTN: CORPORATE SECRETARY
320 WAKARA WAY
SALT LAKE CITY, UT 84108

D77843-P72209

You invested in MYRIAD GENETICS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 2, 2022
8:00 a.m., MDT

Virtually at:
www.virtualshareholdermeeting.com/MYGN2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of three Class II Directors to serve until the 2025 Annual Meeting of Stockholders. **Nominees:** 1a. Paul J. Diaz	For
1b. Heiner Dreismann, Ph.D.	For
1c. Colleen F. Reitan	For
2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.	For
4. To approve the Amended and Restated 2012 Employee Stock Purchase Plan.	For

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. The Proxy, when executed, will be voted in the manner directed herein. If no direction is made, the proxy will be voted in accordance with the Board of Directors' recommendations.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D77844-P72209